FORM 4 - May 5, 2004 - Exhibit 99.1
Joint Filer Information

Name:  Presidio Management Group V, L.L.C.
Address:  2735 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Presidio Management Group V, L.L.C.
Issuer and Ticker Symbol:  At Road, Inc. (ARDI)
Date of Event Requiring Statement:  May 5, 2004

Name:  U.S. Venture Partners V, L.P.
Address:  2735 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Presidio Management Group V, L.L.C.
Issuer and Ticker Symbol:  At Road, Inc. (ARDI)
Date of Event Requiring Statement:  May 5, 2004

Name:  USVP V International, L.P.
Address:  2735 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Presidio Management Group V, L.L.C.
Issuer and Ticker Symbol:  At Road, Inc. (ARDI)
Date of Event Requiring Statement:  May 5, 2004

Name:  2180 Associates Fund V, L.P.
Address:  2735 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Presidio Management Group V, L.L.C.
Issuer and Ticker Symbol:  At Road, Inc. (ARDI)
Date of Event Requiring Statement:  May 5, 2004

Name:  USVP V Entrepreneur Partners, L.P.
Address:  2735 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Presidio Management Group V, L.L.C.
Issuer and Ticker Symbol:  At Road, Inc. (ARDI)
Date of Event Requiring Statement:  May 5, 2004

Name:  Irwin Federman
Address:  2735 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Presidio Management Group V, L.L.C.
Issuer and Ticker Symbol:  At Road, Inc. (ARDI)
Date of Event Requiring Statement:  May 5, 2004

Name:  Steven M. Krausz
Address:  2735 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Presidio Management Group V, L.L.C.
Issuer and Ticker Symbol:  At Road, Inc. (ARDI)
Date of Event Requiring Statement:  May 5, 2004

Name:  Stuart G. Phillips
Address:  2735 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Presidio Management Group V, L.L.C.
Issuer and Ticker Symbol:  At Road, Inc. (ARDI)
Date of Event Requiring Statement:  May 5, 2004

Name:  Jonathan D. Root
Address:  2735 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Presidio Management Group V, L.L.C.
Issuer and Ticker Symbol:  At Road, Inc. (ARDI)
Date of Event Requiring Statement:  May 5, 2004

Name:  Philip M. Young
Address:  2735 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Presidio Management Group V, L.L.C.
Issuer and Ticker Symbol:  At Road, Inc. (ARDI)
Date of Event Requiring Statement:  May 5, 2004